Exhibit 10.7

AMENDMENT NO. 1

TO

DIRECTOR AGREEMENT

This AMENDMENT NO. 1, dated as of April 19, 2018 (this “Amendment”), to that certain Director Agreement, dated as of May 21, 2014 (the “Director Agreement”), is by and among Thomas C. Priore (the “Chairman”), Priority Holdings, LLC, Pipeline Cynergy Holdings, LLC and Priority Payment Systems Holdings, LLC.

RECITALS:

WHEREAS, the parties hereto desire to amend the Director Agreement to reflect certain additional or modified terms.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.          Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the LLC Agreement.

2.          Section 5(b). Section 5(b) of the Director Agreement shall be deleted in its entirety and replaced with the following:

“(b) Annual fee. In addition to the Monthly Fee, the Chairman shall be eligible to receive, for each fiscal year of the Companies ending during the term hereof, a discretionary cash performance fee (an “Annual Fee”). The amount of the Annual Fee, if any, and the applicable performance criteria, shall be determined by the Board in its sole discretion; provided that, unless otherwise determined by the Board, the amount of the Annual Fee shall be $400,000.”

3.          This Amendment may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts together shall constitute one agreement.

4.          This Amendment shall not constitute any amendment, modification or waiver of any other provision of the Director Agreement not expressly referred to herein. Except as expressly provided in this Amendment, the provisions of the Director Agreement are and shall remain in full force and effect.

5.          This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law principles thereof.

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be signed as of the date first written above.

PRIORITY HOLDINGS, LLC

By:	/s/ John V. Priore
Name: John V. Priore Title: CEO

PIPELINE CYNERGY HOLDINGS, LLC

By:	/s/ John V. Priore
Name: John V. Priore Title: CEO

PRIORITY PAYMENT SYSTEMS HOLDINGS, LLC

By:	/s/ John V. Priore
Name: John V. Priore Title: CEO

/s/ Thomas C. Priore
Thomas C. Priore

[Signature Page to Amendment to Director Agreement]